UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 5, 2011

AIVTECH INTERNATIONAL GROUP CO.
(Exact name of registrant as specified in its charter)

Nevada	333-161941	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1305 East, Hightech Plaza, Phase 2, Tian'An Cyber Park
FuTian District, ShenZhen City, GuangDong Province, China
 (Address of Principal Executive Offices) (Zip Code)

+86 (139) 2349-3889
 (Issuer Telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant

On January 5, 2010, our board of directors (the “Board of Directors”) dismissed Acquavella, Chiarelli, Shuster, Berkower & Co., LLP (“ACSB”) as our independent registered public accounting firm, and we engaged a new independent registered public accounting firm, Friedman LLP (“Friedman”), to serve as our independent auditor. Pursuant to Item 304(a) of Regulation S-K under the Securities Act of 1933, as amended, and under the Securities Exchange Act of 1934, as amended, we reports as follows:

(a)	(i)	ACSB was dismissed as our independent registered public accounting firm effective on January 5, 2011;
	(ii)	Our Board of Directors participated in and approved the decision to dismiss our previous independent registered public accounting firm on January 5, 2011;
(iii)
ACSB’s audit reports on the financial statements of AIVtech Holding (H.K.) Limited, our wholly owned subsidiary (“AIVtech-HK”), for the years ended December 31, 2009 and 2008, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles;

(iv)
we did not have any disagreements with ACSB relating to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure for the audited financials of AIVtech-HK for the two fiscal years ended December 31, 2009 and 2008, and the review on our financial statements from its engagement on May 12, 2010 through the date of dismissal on January 5, 2011, which disagreements, if not resolved to the satisfaction of ACSB, would have caused us to make reference to the subject matter of the disagreements in connection with our reports; and

(v)
In connection with the audited financial statements of AIVtech-HK for the years ended December 31, 2009 and 2008 and quarterly interim unaudited financial information of the Company from May 12, 2010 and for any subsequent interim period through the date of dismissal on January 5, 2011, there have been no reportable events with the Company as set forth in Item 304(a)(1)(v) of Regulation S-K.

(b)	(i)	On January 5, 2011, we engaged Friedman to serve as our independent registered public accounting firm. The decision to engage Friedman was approved by the Board of Directors on January 5, 2011; and
(ii)
prior to engaging Friedman, we had not consulted Friedman regarding (1) the application of accounting principles to a specified transactions, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) written or oral advice was provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issues, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

(c)
We provided ACSB with a copy of this current report on Form 8-K and requested that ACSB furnish us with a letter addressed to the SEC stating whether ACSB agrees with the statements made by us regarding ACSB.  We have received the requested letter from ACSB, and a copy of such letter is filed as Exhibit 16.1 to this current report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
16.1	Letter from Acquavella, Chiarelli, Shuster, Berkower & Co., LLP, dated January , 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

AIVTECH INTERNATIONAL GROUP CO.

Date: January 6, 2011	By:	/s/ Jinlin Guo
Jinlin Guo President, Chief Executive Officer and Chairman of the Board of Directors